UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2011

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2011, an offer letter between Sterling Financial Corporation (“Sterling”) and Patrick J. Rusnak (the “Offer Letter”) became effective, following receipt of regulatory approval for the appointment of Mr. Rusnak as Chief Financial Officer of Sterling. Pursuant to the terms of the Offer Letter, Sterling has agreed to pay Mr. Rusnak an annual salary of $450,000. In addition, Mr. Rusnak is entitled to receive a one-time equity award grant in the form of restricted stock units valued at $200,000, with the terms of the restricted stock units subject to vesting, clawback and other provisions required in connection with Sterling’s participation in the U.S. Department of the Treasury’s Troubled Asset Relief Program.

The foregoing description of Mr. Rusnak’s employment terms does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Offer Letter attached hereto as Exhibit 10.1.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Sterling hereby discloses that the appointment of Patrick J. Rusnak as Chief Financial Officer of Sterling became effective as of February 15, 2011. The appointment had been subject to approval by Sterling’s primary regulator, the Federal Reserve Bank of San Francisco, which has advised Sterling that it has no objection to the appointment. Sterling previously announced the appointment of Mr. Rusnak as Chief Financial Officer, pending receipt of regulatory approval, on February 3, 2011.

Mr. Rusnak, 47, has over 25 years of experience in financial institution management and leadership. Mr. Rusnak is the past Chief Executive Officer and Chief Financial Officer of AmericanWest Bank and held those positions from September 2006 through December 2010. He has also served as Chief Executive Officer, Chief Financial Officer and Director of AmericanWest Bancorporation, which is now a de-registered bank holding company, since September 2006. His service with AmericanWest Bancorporation is expected to conclude upon bankruptcy liquidation, which is anticipated to be completed in 2011. Prior to his employment with AmericanWest Bancorporation, Mr. Rusnak was the Chief Operating Officer of Western Sierra Bancorp from May 2005 through June 2006. Mr. Rusnak has also held the position of Executive Vice President of Umpqua Holdings Corporation from July 2004 to February 2005 and as Executive Vice President/Chief Financial Officer of Humboldt Bancorp from October 2000 until its acquisition by Umpqua Holdings Corporation.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Offer Letter by and between Sterling and Patrick J. Rusnak.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

February 16, 2011	By:	/s/ Ezra A. Eckhardt
Date		Ezra A. Eckhardt
Chief Operating Officer